UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☑
Filed by a party other than the Registrant ☐
Check the appropriate box:

☐           Preliminary Proxy Statement                                                      ☐         Confidential, for Use of the Commission Only
☐           Definitive Proxy Statement                                                                      (as permitted by Rule 14a-6(e)(2))
☑           Definitive Additional Materials
☐           Soliciting Material under Rule 14a-12

Pernix Therapeutics Holdings, Inc.
(Name of Registrant as Specified In Its Charter)
_________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑           No fee required.
☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
Title of each class of securities to which transaction applies:
_____________________________________________________________________________________________________________________________________________________

(2)
Aggregate number of securities to which transaction applies:
_____________________________________________________________________________________________________________________________________________________

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
_____________________________________________________________________________________________________________________________________________________

(4)	Proposed maximum aggregate value of transaction: _____________________________________________________________________________________________________________________________________________________

(5)	Total fee paid: _____________________________________________________________________________________________________________________________________________________

☐           Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid: _____________________________________________________________________________________________________________________________________________________

(2)	Form, Schedule or Registration Statement No.: _____________________________________________________________________________________________________________________________________________________

(3)	Filing Party: _____________________________________________________________________________________________________________________________________________________

(4)	Date Filed: _____________________________________________________________________________________________________________________________________________________

Pernix Therapeutics Holdings, Inc.		CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of Stockholders
	DATE:	June 23, 2011
	TIME:	at 11:00 a.m. (local time)
LOCATION:
Houston Airport Marriott at George Bush Intercontinental
18700 John F. Kennedy Boulevard, Houston, Texas  77032
Directions to the annual meeting may be obtained by calling our corporate office at (800) 793-2145

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/PTX and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com. Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: https://www.iproxydirect.com/PTX

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy.  To facilitate timely delivery please make the request, as instructed above, before June 10, 2011.

you may enter your voting instructions at https://www.iproxydirect.com /PTX until 11:59 pm eastern time June 22, 2011.

The purposes of this meeting are as follows:
1.
1. Election of five directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified.

2. Approval of the Amended and Restated Pernix Therapeutics Holdings, Inc. 2009 Stock Incentive Plan.

3. Ratification of the appointment of Cherry, Bekeart & Holland LLP, an independent registered public accounting firm, as our independent auditor for the fiscal year ending December 31, 2011.

Pursuant to new Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual meeting are available on the Internet. Follow the instructions below to view the materials and vote or request printed copies.

The board of directors has fixed the close of business on April 25, 2011 as the record date for the determination of stockholders entitled to receive notice of the Annual Meeting and to vote the shares of our common stock, par value $.01 per share, they held on that date at the meeting or any postponement or adjournment of the meeting.

The Board of Directors recommends that you vote ‘for’ all proposals above.

Please note – This is not a Proxy Card - you cannot vote by returning this card

Pernix Therapeutics Holdings, Inc.
SHAREHOLDER SERVICES
500 Perimeter Park Drive Suite D
Morrisville NC 27560

TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED

IMPORTANT SHAREHOLDER INFORMATION

YOUR VOTE IS IMPORTANT